                                                                      EXHIBIT 15


            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.



                                              /s/Michael A. Carpenter
                                              Chairman, President and
                                              Chief Executive Officer
                                              The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                              /s/Jay S. Benet
                                              Director
                                              The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                              /s/George C. Kokulis
                                              Director
                                              The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary, of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                              /s/Robert I. Lipp
                                              Director
                                              The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, IAN R. STUART of East Hampton, Connecticut, director, Senior Vice President, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                              /s/Ian R. Stuart
                                              Director, Senior Vice President,
                                              Chief Financial Officer and
                                              Chief Accounting Officer
                                              The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                             /s/Katherine M. Sullivan
                                             Director, Senior Vice President and
                                             General Counsel
                                             The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                             /s/Marc P. Weill
                                             Director
                                             The Travelers Insurance Company